EXHIBIT 99.2

                    AMENDMENT NO. 3 TO THE RIGHTS AGREEMENT

     AMENDMENT NO. 3 TO THE RIGHTS AGREEMENT (the "Amendment"), dated as of April 30, 1999, between Cellular Communications of Puerto Rico, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company, a New York corporation, as Rights Agent (the "Rights Agent").

     WHEREAS, the Company and the Rights Agent entered into a Rights Agreement, dated as of January 24, 1992 (the "Rights Agreement");

     WHEREAS, the Distribution Date (as defined in the Rights Agreement) has not occurred, and the Company and the Rights Agent desire to amend the Rights Agreement in accordance with Section 27 of the Rights Agreement;

     THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

     1.   The Rights Agreement is hereby amended as set forth in this Section 1.

     (a) Section 1(a) of the Rights Agreement is hereby amended by adding the following to the end thereof:

     Notwithstanding the forgoing provisions of this Section 1(a), no Person shall be deemed to be an Acquiring Person for any purpose of this Agreement as the result of the acquisition of Shares by such Person pursuant to the Exempt Merger Agreement.

     (b) The Rights Agreement is hereby amended by adding the following as a new
Section 1(n):

     "Exempt Merger Agreement" shall mean the Agreement and Plan of Merger to be entered into by and among the Company, SBC Communications INc. and SBCI-PR, Inc. in connection with the

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     acquisition of the Company by SBC Communications Inc.

     (c) Section 3(a) of the Rights Agreement is hereby amended by adding the following to the end thereof:

     Notwithstanding the foregoing provisions of this Section 3(a), the announcement of the intention of any Person to commence the transactions contemplated in the Exempt Merger Agreement shall not be deemed to cause the occurrence of the Distribution Date for any purposes of this Agreement.

     (d) Section 7(a) of the Rights Agreement is hereby amended by deleting the last sentence thereof in its entirety and substituting in lieu thereof the following:

     Notwithstanding anything in this Agreement to the contrary, this Agreement will terminate at the Effective Time (as defined in the Exempt Merger Agreement).

     2. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

     3. The foregoing amendment shall be effective as of the date first above written, and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

     4. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all for which together shall constitute one and the same instrument.

     5. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and contrued in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed as of this 30th day of April, 1999.

                                        CELLULAR COMMUNICATIONS
                                        OF PUERTO RICO, INC.


                                        By:  /s/ George Blumenthal
                                        ------------------------------------
                                        Name:  George Blumenthal
                                        Title: Chairman of the Board
                                                and Treasurer



                                        CONTINENTAL STOCK TRANSFER &
                                        TRUST COMPANY


                                        By:  /s/ Steven Nelson
                                        -----------------------------------
                                        Name:  Steven Nelson
                                        Title: Chairman



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